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                                  Exhibit 99.1

                                Power of Attorney



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                                POWER OF ATTORNEY
                                       FOR
                       SECURITIES AND EXCHANGE COMMISSION
                               AND RELATED FILINGS


     The undersigned trustees of THE MONTGOMERY FUNDS, THE MONTGOMERY FUNDS II and THE MONTGOMERY FUNDS III (the "Trusts") hereby appoint JULIE ALLECTA, DAVID
A. HEARTH, KARL HARTMANN and HELEN ROBICHAUD (with full power to each of them to act alone), their attorneys-in-fact and agents, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration and the sale of shares by the Trusts, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders, rulings or filings of proxy materials. The undersigned grant to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned trustees hereby execute this Power of Attorney as of this 14th day of October 2002.

                  Trustees:

                By:       /s/ R. Stephen Doyle
                          ------------------------------------------
                          R. Stephen Doyle


                By:       /s/ Andrew Cox
                          ------------------------------------------
                          Andrew Cox


                By:       /s/ John A. Farnsworth
                          ------------------------------------------
                          John A. Farnsworth


                By:       /s/ Cecilia H. Herbert
                          ------------------------------------------
                          Cecilia H. Herbert


                By:       /s/ F. Scott Tuck
                          ------------------------------------------
                          F. Scott Tuck